UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2022

Athira Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39503	45-3368487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18706 North Creek Parkway, Suite 104

Bothell, WA 98011

(Address of principal executive offices, including zip code)

(425) 620-8501

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ATHA	The Nasdaq Stock Market LLC
(The Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 19, 2022, Athira Pharma, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). The Company had 37,624,058 shares of common stock outstanding on March 21, 2022, the record date for the Annual Meeting. At the Annual Meeting, 32,995,908 shares of the Company’s common stock, or approximately 87.7% of the total shares entitled to vote, were present in person or by proxy.

The following sets forth the final results of the voting at the Annual Meeting, as certified by First Coast Results, Inc., the independent inspector of elections for the Annual Meeting. The proposals considered at the Annual Meeting are described in more detail in the Company’s definitive proxy statement filed with the United States Securities and Exchange Commission (the “SEC”) on April 5, 2022.

Proposal No. 1 – Election of Class II Directors

The stockholders elected the three candidates nominated by the Company’s Board of Directors (the “Board”) to serve as directors of the Company until the annual meeting of stockholders to be held in 2025 or until their successors are elected and qualified. The two candidates nominated by Richard A. Kayne were not elected. The following sets forth the results of the voting with respect to each candidate:

Nominees of the Board	For	Withhold	Broker Non-Votes
Joseph Edelman	18,482,296	2,186,859	0
John M. Fluke, Jr.	17,117,923	3,551,232	0
Grant Pickering	28,500,894	1,081,374	0

Nominees of Richard A. Kayne	For	Withhold	Broker Non-Votes
Richard A. Kayne	8,764,030	434,197	0
George W. Bickerstaff, III	9,027,470	170,757	0

Proposal No. 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022. The following sets forth the results of the voting with respect to this proposal:

For	Against	Abstain	Broker Non-Votes
32,809,870	119,042	66,996	0

Proposal No. 3 – A Stockholder Proposal Relating to Amendments to the Company’s Bylaws

The stockholders did not approve the proposal submitted by Mr. Kayne to repeal any provision of the Company’s bylaws in effect at the time of the Annual Meeting that was not included in the Company’s bylaws as publicly filed with the SEC on or prior to February 18, 2022. The following sets forth the results of the voting with respect to this proposal:

For	Against	Abstain	Broker Non-Votes
11,140,922	17,976,100	750,360	3,128,526

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Athira Pharma, Inc.

Date: May 24, 2022	By:	/s/ Mark Litton
Mark Litton
President and Chief Executive Officer

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